Execution Version

AMENDMENT NO. 3, dated as of January 15, 2016 (this “Amendment No. 3”), to the Credit Agreement, dated as of February 6, 2015 (as amended by Amendment No. 1 thereto dated as of March 31, 2015 and Amendment No. 2 thereto dated as of October 30, 2015, the “Credit Agreement”), by and among THE ADVISORY BOARD COMPANY, a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), each Lender from time to time party thereto and the other agents and arrangers party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, Section 9.02(b) of the Credit Agreement provides that provisions of the Credit Agreement may be amended or waived with the written consent of the Administrative Agent and Lenders who constitute at least the Required Lenders;

WHEREAS, the Borrower wishes to amend, and has requested that the Lenders and the Administrative Agent agree to amend the Credit Agreement as described below (the “Amendment”); and

WHEREAS, the Administrative Agent and the Lenders signatory hereto, who constitute at least the Required Lenders, are willing to agree to the Amendment, subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.     Amendment. Upon satisfaction of the conditions set forth in Section 3 hereof, upon the Amendment No. 3 Effective Date (as defined below), the Administrative Agent and the Lenders signatory hereto consent to the following amendments to the Credit Agreement:

(i)
The last sentence of the definition of “Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended (x) by replacing the phrase “ or (vi)” with the phrase “, (vi)” and (y) by inserting the following phrase immediately before the period at the end of such sentence:

“or (vii) any lease obligations accounted for using “build to suit” accounting or, solely with respect to any lease obligation originally incurred using “build to suit” accounting, any other lease accounting methodologies established by FASB as a successor to “build to suit” accounting, to the extent such successor methodology is adopted by the Borrower from time to time”;

(ii)	Section 2.06(b) of the Credit Agreement is hereby amended by replacing “$25,000,000” with “$35,000,000”;

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(iii)	Section 5.01(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(e)    not later than sixty (60) days after the end of each fiscal year of the Borrower, a copy of the plan and forecast (including a projected consolidated and consolidating income statement) of the Borrower for the newly-commenced fiscal year of the Borrower in form reasonably satisfactory to the Administrative Agent;”;

(iv)
Section 6.02 of the Credit Agreement is hereby amended (x) by deleting “and” at the end of clause (t) thereof, (y) by replacing “.” at the end of clause (u) thereof with “; and” and (z) by inserting the following clause (v) at the end thereof:

“(v)     Liens deemed to exist in connection with any lease obligations accounted for using “build to suit” accounting.”; and

(v)	Schedule 2.01(b) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I to this Amendment No. 3.

Section 2.     Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(i)    The execution and delivery of this Amendment No. 3 is within the Borrower’s organizational powers and has been duly authorized by all necessary organizational action on the part of the Borrower. This Amendment No. 3 has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

(ii)    Immediately prior to and immediately after giving effect to this Amendment No. 3, the representations and warranties set forth in Article III of the Credit Agreement and in any other Loan Document are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein).

(iii)    Immediately prior to and immediately after giving effect to this Amendment No. 3, no Default or Event of Default has occurred and is continuing.

Section 3.     Conditions to Effectiveness. This Amendment No. 3 shall become effective as of the first date (the “Amendment No. 3 Effective Date”) on which the following conditions have been satisfied:

(i)    the Administrative Agent (or its counsel) shall have received from Lenders who constitute at least the Required Lenders and the Borrower either (i) a counterpart of this

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Amendment No. 3 signed on behalf of each such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or .pdf transmission of a signed signature page of this Amendment No. 3) that each such Person has signed a counterpart of this Amendment No. 3;

(ii)    the representations and warranties set forth in Section 2 hereof shall be true and correct as of the Amendment No. 3 Effective Date; and

(iii)    the Borrower shall have paid all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 3 (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP as counsel to the Administrative Agent).

Section 4.     Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 3 by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.    Loan Document. This Amendment No. 3 shall constitute a Loan Document for all purposes under the Credit Agreement.

Section 6.     Applicable Law. THIS AMENDMENT NO. 3 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 7.     Headings. The headings of this Amendment No. 3 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.     Effect of Amendment. Except as expressly set forth herein, this Amendment No. 3 (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Issuing Banks, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document (for avoidance of doubt, in each case, as altered, modified or amended as expressly set forth herein) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.

THE ADVISORY BOARD COMPANY, as Borrower

By:
Name: Evan Farber
Title: Chief Legal Officer

Signature Page to Advisory Board Amendment No. 3

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name: James A. Knight
Title: Vice President

Signature Page to Advisory Board Amendment No. 3

JPMORGAN CHASE BANK, N.A.,
as Issuing Bank

By:
Name: James A. Knight
Title: Authorized Signatory

Signature Page to Advisory Board Amendment No. 3

Bank of America, National Association,
as Issuing Bank

By:
Name: Monica Sevila
Title: Senior Vice President

Signature Page to Advisory Board Amendment No. 3

Morgan Stanley Bank, N.A.,
as Issuing Bank

By:
Name: Alice Lee
Title: Authorized Signatory

Signature Page to Advisory Board Amendment No. 3

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name: James A. Knight
Title: Vice President

Signature Page to Advisory Board Amendment No. 3

Bank of America, N.A.,
as a Lender

By:
Name: Monica Sevila
Title: Senior Vice President

Signature Page to Advisory Board Amendment No. 3

SUNTRUST BANK ,
as a Lender

By:
Name: David Bennett
Title: Director

Signature Page to Advisory Board Amendment No. 3

MUFG UNION BANK, N.A.,
as a Lender

By:
Name: Matthew Gerber, Director
Title: Authorized Signatory

Signature Page to Advisory Board Amendment No. 3

Wells Fargo Bank, as a Lender

By:
Name: Frank S. Kaulback, III
Title: Senior Vice President

Signature Page to Advisory Board Amendment No. 3

PNC BANK, N.A.,
as a Lender

By:
Name: David Notaro
Title: SVP

Signature Page to Advisory Board Amendment No. 3

Regions Bank,
as a Lender

By:
Name: Bruce Rudolph
Title: Vice President

Signature Page to Advisory Board Amendment No. 3

Citizens Bank, N.A.,
as a Lender

By:
Name: William M. Clossey
Title: Senior Vice President

Signature Page to Advisory Board Amendment No. 3

HSBC Bank USA, N.A.,
as a Lender

By:
Name: Chris Burns
Title: Vice President

Signature Page to Advisory Board Amendment No. 3

HEALTHCARE FINANCIAL SOLUTIONS, LLC,
as a Lender

By:
Name: R. Hanes Whiteley
Title: Authorized Signatory

Signature Page to Advisory Board Amendment No. 3

Capital One Bank, N.A.,
as a Lender

By:
Name: Katherine A. Marcotte
Title: Senior Vice President

Signature Page to Advisory Board Amendment No. 3

Barclays Bank PLC,
as a Lender

By:
Name: Ronnie Glenn
Title: Vice President

Signature Page to Advisory Board Amendment No. 3

TD Bank, N.A.,
as a Lender

By:
Name: William Jolsen
Title: Senior Vice President

Signature Page to Advisory Board Amendment No. 3

RAYMOND JAMES BANK, N.A.,
as a Lender

By:
Name: Alexander L. Rody
Title: Senior Vice President

Signature Page to Advisory Board Amendment No. 3

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:
Name: Alice Lee
Title: Vice President

Signature Page to Advisory Board Amendment No. 3

Signature Page to Advisory Board Amendment No. 3

MORGAN STANLEY BANK, N.A.,
as a Lender

By:
Name: Alice Lee
Title: Authorized Signatory

Signature Page to Advisory Board Amendment No. 3

United Bank as a Lender,

By:
Name: Tom Wolcott
Title: SVP Shared National Credit

Signature Page to Advisory Board Amendment No. 3

ANNEX I TO AMENDMENT NO. 3

Schedule 2.01(b) – LETTER OF CREDIT SUBLIMITS

L/C Issuer	Letter of Credit Sublimit
JPMorgan Chase Bank, N.A.	$17,500,000
Bank of America, N.A.	$10,500,000
Morgan Stanley Bank, N.A.	$7,000,000